UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2022

MOVING IMAGE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40511	85-1836381
(Commission File Number)	(IRS Employer Identification No.)

17760 Newhope Street, Fountain Valley, CA	92708
(Address of Principal Executive Offices)	(Zip Code)

(714) 751-7998

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	MITQ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 15, 2022, the Chief Financial Officer of Moving iMage Technologies, Inc. (the “Company”) determined that it will be required to restate its previously issued unaudited condensed consolidated financial statements for the three months ended September 30, 2021 that were previously filed on Form 10-Q on November 15, 2021. The Company’s prior financial statements for this period should therefore no longer be relied upon.

The restatement will be required to account for the acquisition by the Company of Moving iMage Technologies, LLC  (“MiT LLC”) as a business combination.  The previously filed Form 10-Q for the three months ended September 30, 2021 reflected the accounting for the acquisition of MiT LLC as a reverse merger whereas the amendment and restatement reflects the acquisition as business combination.   The effects of the restatement are primarily (1) an increase in Total Liabilities and Stockholders’ Equity/Members’ Deficit from $15,702,000 to $15,703,000 and from $5,719,000 to $5,720,000 for the three months ended September 30, 2021 and September 30, 2020, respectively, as a result of an increase of additional paid-in capital from $10,712,000 to $12,313,000 and the addition of retained earnings of $(1,740,000) for the three months ended September 30, 2021 and the removal of Members’ deficit of $(2,011) and the addition of additional paid-in capital of $(1,366,000) and retained earnings (deficit) of $(645,000) for the three months ended September 30, 2020; and (2) an increase in net loss from $(576,000) to $(578,000) for the three months ended September 30, 2021 and a decrease in net loss from $(389,000) to $(370,000) for the three months ended September 30, 2020.

The corrections to the aforementioned financial statements will be summarized in an amendment to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVING IMAGE TECHNOLOGIES, INC.

Date: February 22, 2022

	By:	/s/ Michael Sherman
	Name:	Michael Sherman
	Title:	Chief Financial Officer